Exhibit 10.6(C)

Execution Version

CONSENT AND SECOND AMENDMENT TO CREDIT AGREEMENT

THIS CONSENT AND SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of September 19, 2016 (the “Second Amendment Effective Date”) by and among e.l.f. Cosmetics, Inc. (formerly known as J.A. Cosmetics US, Inc.), a Delaware corporation (“e.l.f. Cosmetics”), JA 139 Fulton Street Corp., a New York corporation (“JA 139 Fulton”), JA 741 Retail Corp., a New York corporation (“JA 741 Retail”), JA Cosmetics Retail, Inc., a New York corporation (“JA Cosmetics Retail”), J.A. RF, LLC, a Delaware limited liability company (“JA RF”), and J.A. Cherry Hill, LLC, a Delaware limited liability company (“JA Cherry Hill”; collectively with e.l.f. Cosmetics, JA 139 Fulton JA 741 Retail, JA Cosmetics Retail and JA RF, the “Borrowers”), e.l.f. Beauty, Inc. (formerly known as J.A. Cosmetics Holdings, Inc.), a Delaware corporation (“e.l.f. Beauty”), the other Persons party hereto that are designated as a “Loan Party” on the signature pages hereof, Bank of Montreal, a Canadian chartered bank acting through its Chicago branch (in its individual capacity, “BMO”), as Administrative Agent, an L/C Issuer and as a Lender, and the other Lenders signatory hereto.

W I T N E S S E T H:

WHEREAS, Borrowers, the other Loan Parties, BMO, as Administrative Agent, an L/C Issuer and as a Lender, and the other Lenders from time to time party thereto are parties to that certain Credit Agreement dated as of January 31, 2014 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Loan Parties have requested, among other things, (a) that the Lenders consent to the prepayment in its entirety of the Subordinated Indebtedness with a portion of the proceeds of a Qualified IPO and (b) that the Lenders amend certain provisions of the Credit Agreement, and, subject to the satisfaction of the conditions set forth herein, the Administrative Agent and the Lenders signatory hereto are willing to do so, on the terms set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement.

2. Consent. Upon satisfaction of the conditions set forth in Section 4 hereof, notwithstanding anything to the contrary set forth in the Intercreditor Agreement or the other Loan Documents, Administrative Agent and the Lenders hereby consent to the prepayment of up to the entirety of the Subordinated Indebtedness under the Subordinated Indebtedness Documents by the Borrower with all or a portion of the proceeds of a Qualified IPO, within ten (10) Business Days of the receipt of such proceeds and pursuant to the terms of a customary payoff letter in respect thereof (or otherwise reasonably acceptable to Administrative Agent).

3. Amendments to Credit Agreement. Upon satisfaction of the conditions set forth in Section 4 hereof, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by adding the following defined terms and the definitions therefor in appropriate alphabetical order:

“Second Amendment Effective Date” means September 19, 2016.

“Second Amendment to Credit Agreement” shall mean that certain Consent and Second Amendment to Credit Agreement, dated as of the Second Amendment Effective Date, by and among the Borrowers, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto.

(b) The lead-in to Section 6.01 is hereby amended by inserting the following language immediately following the reference to “Lender” therein and immediately preceding the reference to “:” therein:

“(provided, that, for the avoidance of doubt and notwithstanding anything herein to the contrary, the Administrative Agent shall have no obligation to, and shall not, distribute the financial projections required to be delivered pursuant to clause (c) below, to any Lender that has elected to be a public side investor through the Platform. For the avoidance of doubt, any Lender that has elected to be a private side investor through the Platform will continue to receive all financial projections required to be delivered pursuant to clause (c) below and other private side information to be provided under this Agreement after the Second Amendment Effective Date)”

(c) Section 6.14 of the Credit Agreement is hereby amended by replacing clause (c) thereof, in its entirety, with “accounts in which the amounts on deposit do not exceed $1,000,000 in the aggregate at any one time”.

(d) Section 7.12(a) of the Credit Agreement is hereby amended by deleting the table set forth therein in its entirety and substituting the table set forth below therefor:

Measurement Period Ending	Maximum Consolidated Total Net Leverage Ratio
June 30, 2016	6.50 to 1.00
September 30, 2016	5.50 to 1.00
December 31, 2016	5.25 to 1.00

March 31, 2017	5.25 to 1.00
June 30, 2017	5.00 to 1.00
September 30, 2017	5.00 to 1.00
December 31, 2017	4.75 to 1.00

March 31, 2018	4.75 to 1.00
June 30, 2018	4.50 to 1.00
September 30, 2018	4.50 to 1.00
December 31, 2018 and each Fiscal Quarter thereafter	4.25 to 1.00

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4. Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

a. the execution and delivery of this Amendment by the Administrative Agent, the requisite Lenders, the Borrowers and each Loan Party;

b. the consummation of a Qualified IPO no later than December 31, 2016;

c. the truth and accuracy, in all material respects (or in all respects for such representations and warranties that are by their terms already qualified as to materiality), of the representations and warranties contained in Section 5 hereof;

g. no Event of Default exists or shall arise as a direct result of the effectiveness of this Amendment (including after giving effect to the Qualified IPO described in clause b. above); and

h. all accrued costs, fees and expenses (including all reasonable and documented out-of-pocket fees, charges and disbursements of counsel to Administrative Agent) due and payable to Administrative Agent and the Arranger pursuant to this Amendment and the Credit Agreement, in each case, on or before the Second Amendment Effective Date shall have been paid, to the extent set forth hereunder or otherwise invoiced with reasonable detail at least one (1) Business Day prior to the Second Amendment Effective Date.

5. Representations and Warranties. Each Loan Party hereby represents and warrants to Administrative Agent and each Lender as follows:

a. the representations and warranties made by such Loan Party contained in the Loan Documents are true and correct in all material respects (or in all respects for such representations and warranties that are by their terms already qualified as to materiality), except to the extent such representation or warranty expressly relates to an earlier date, in which case, such representations and warranties were true and correct in all material respects (or in all respects for such representations and warranties that are by their terms already qualified as to materiality) as of such earlier date;

b. such Loan Party is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization;

c. such Loan Party has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Amendment and the Credit Agreement, as amended hereby;

d. the execution, delivery and performance by such Loan Party of this Amendment and the Credit Agreement, as amended hereby, have, in each case, been duly authorized by all necessary organizational action and (A) do not and will not (i) contravene the terms of its

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Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.02 of the Credit Agreement) (x) any Contractual Obligation to which such Person is a party or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject, (iii) violate any Law material to any Loan Party or Subsidiary in any material respect, except with respect to any conflict, breach, or contravention referred to in clause (A)(ii), to the extent that such conflict, breach or contravention would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or (B) do not or will not require any approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person, except for (i) filings necessary to perfect Liens on the Collateral granted by the Loan Parties in favor of the Administrative Agent for the benefit of the Lender Parties, (ii) the approvals, consents, exemptions, authorizations, actions, notices, and filings which have been duly obtained, taken, given or made and are in full force and effect or (iii) if the failure to obtain the same, take such action or give such notice could reasonably be expected to result in a Material Adverse Effect;

e. this Amendment and the Credit Agreement, as amended hereby, constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Laws relating to or affecting the rights and remedies of creditors or by general equitable principles; and

f. no Default or Event of Default exists or shall arise as a direct result of the effectiveness of this Amendment.

6. No Modification. Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Administrative Agent and Lenders reserve all rights, privileges and remedies under the Loan Documents. Except as amended or consented to hereby, the Credit Agreement and other Loan Documents remain unmodified and in full force and effect. All references in the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended and waived hereby.

7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute a single contract. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic means (including .pdf or .tiff files) shall be effective as delivery of a manually executed counterpart of this Amendment.

8. Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that none of the Loan Parties may assign or transfer any of its rights or obligations under this Amendment except as permitted by the Credit Agreement.

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9. Governing Law and Jurisdiction.

(a) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) SUBMISSION TO JURISDICTION. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT ADMINISTRATIVE AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST BORROWERS OR THEIR PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE CREDIT AGREEMENT. NOTHING IN THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(d) WAIVER OF VENUE. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

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10. Severability. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

11. Reaffirmation. Each of the Loan Parties as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Borrower’s Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Each of the Loan Parties hereby consents to this Amendment and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed. The execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or Lenders, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations.

12. Release. In consideration of the Lenders’ and the Administrative Agent’s agreements contained in this Amendment, each Loan Party hereby irrevocably releases and forever discharge the Lenders and the Administrative Agent and their affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, consultants and attorneys (each, a “Released Person”) of and from any and all claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Loan Party ever had or now has against Administrative Agent, any Lender or any other Released Person which relates, directly or indirectly, to any acts or omissions of Administrative Agent, any Lender or any other Released Person relating to the Credit Agreement or any other Loan Document on or prior to the date hereof.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date set forth above.

LOAN PARTIES:

e.l.f. Cosmetics, Inc. (formerly known as J.A. Cosmetics US, Inc.)

By:	/s/ John Bailey
Name:	John Bailey
Title:	President and Chief Financial Officer

JA 139 Fulton Street Corp.

By:	/s/ John Bailey
Name:	John Bailey
Title:	President and Chief Financial Officer

JA 741 Retail Corp.

By:	/s/ John Bailey
Name:	John Bailey
Title:	President and Chief Financial Officer

JA Cosmetics Retail, Inc.

By:	/s/ John Bailey
Name:	John Bailey
Title:	President and Chief Financial Officer

JA RF, LLC

By:	/s/ John Bailey
Name:	John Bailey
Title:	President and Chief Financial Officer

Consent and Second Amendment to Credit Agreement

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date set forth above.

JA Cherry Hill, LLC

By:	/s/ John Bailey
Name:	John Bailey
Title:	President and Chief Financial Officer

e.l.f. Beauty, Inc. (formerly known as J.A. Cosmetics Holdings, Inc.)

By:	/s/ John Bailey
Name:	John Bailey
Title:	President and Chief Financial Officer

Consent and Second Amendment to Credit Agreement

IN WITNESS WHEREOF, the each of the undersigned has executed this Amendment as of the date set forth above.

ADMINISTRATIVE AGENT AND LENDERS:

BANK OF MONTREAL, as Administrative Agent and as a Lender

By:	/s/ Tara Cuprisin
Name:	Tara Cuprisin
Title:	Director

Consent and Second Amendment to Credit Agreement

IN WITNESS WHEREOF, the each of the undersigned has executed this Amendment as of the date set forth above.

AIB DEBT MANAGEMENT LIMITED, as a Lender

By:	/s/ Kate Zhuk
Name:	Kate Zhuk
Title:	Assistant Vice President Investment Advisor to AIB Debt Management, Limited

By:	/s/ Donna Cleary
Name:	Donna Cleary
Title:	Vice President Investment Advisor to AIB Debt Management, Limited

Consent and Second Amendment to Credit Agreement

IN WITNESS WHEREOF, the each of the undersigned has executed this Amendment as of the date set forth above.

BANCALLIANCE INC, as a Lender By: AP Commercial LLC, its attorney-in-fact

By:	/s/ John Gray
Name:	John Gray
Title:	Executive Vice President

AP MA Funding LLC., as a Lender

By:	/s/ John Gray
Name:	John Gray
Title:	Executive Vice President

Consent and Second Amendment to Credit Agreement

IN WITNESS WHEREOF, the each of the undersigned has executed this Amendment as of the date set forth above.

Great Lakes CLO 2012-1, LTD, as a Lender
By:	BMO Asset Management Corp., As Asset Manager

By:	/s/ Michael P. King
Name:	Michael P. King
Title:	Director, Sr. Portfolio Manager BMO Asset Management Corp.

Great Lakes CLO 2014-1, LTD, as a Lender
By:	BMO Asset Management Corp., As Asset Manager

By:	/s/ Michael P. King
Name:	Michael P. King
Title:	Director, Sr. Portfolio Manager BMO Asset Management Corp.

Great Lakes CLO 2015-1, LTD, as a Lender
By:	BMO Asset Management Corp., As Asset Manager

By:	/s/ Michael P. King
Name:	Michael P. King
Title:	Director, Sr. Portfolio Manager BMO Asset Management Corp.

Consent and Second Amendment to Credit Agreement

IN WITNESS WHEREOF, the each of the undersigned has executed this Amendment as of the date set forth above.

JFIN FUND III LLC

By: Jefferies Finance LLC, as Collateral Manager

By:	/s/ J. Paul McDonnell
Name:	J. Paul McDonnell
Title:	Managing Director

JFIN MM CLO 2014 LTD.

By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Stephen Goetschius
Name:	Stephen Goetschius
Title:	Managing Director

Massachusetts Mutual Life Insurance Company

By: JFIN Asset Management LLC, as its Investment Adviser

By:	/s/ John Liguori
Name:	John Liguori
Title:	Managing Director

Consent and Second Amendment to Credit Agreement

IN WITNESS WHEREOF, the each of the undersigned has executed this Amendment as of the date set forth above.

DC Funding Partners LLC, collateral manager for DENALI CAPITAL CLO VII, LTD., as a Lender

By:	/s/ John P. Thacker
Name:	John P. Thacker
Title:	Chief Credit Officer

DC Funding Partners LLC, collateral manager for DENALI CAPITAL CLO X, LTD., as a Lender

By:	/s/ John P. Thacker
Name:	John P. Thacker
Title:	Chief Credit Officer

Consent and Second Amendment to Credit Agreement

IN WITNESS WHEREOF, the each of the undersigned has executed this Amendment as of the date set forth above.

U.S. Bank National Association, as a Lender

By:	/s/ Jason Nadler
Name:	Jason Nadler
Title:	Managing Director

Consent and Second Amendment to Credit Agreement

IN WITNESS WHEREOF, the each of the undersigned has executed this Amendment as of the date set forth above.

IA CLARINGTON FLOATING RATE INCOME FUND, as a Lender

By:	/s/ Jeffrey Sujitno
Name:	Jeffrey Sujitno
Title:	Portfolio Manager

Consent and Second Amendment to Credit Agreement

IN WITNESS WHEREOF, the each of the undersigned has executed this Amendment as of the date set forth above.

COMPASS BANK, as a Lender

By:	/s/ Kayle Green
Name:	Kayle Green
Title:	Managing Director

Consent and Second Amendment to Credit Agreement

IN WITNESS WHEREOF, the each of the undersigned has executed this Amendment as of the date set forth above.

Crescent (TX) Direct Lending Investment, LLC, as a Lender

By: Crescent (TX) Direct Lending LLC, its General Partner

By: Crescent Capital Group LP, as sole member

By:	/s/ Michael Rogers
Name:	Michael Rogers
Title:	Managing Director

By:	/s/ Gia Heimlich
Name:	Gia Heimlich
Title:	Vice President

Consent and Second Amendment to Credit Agreement

IN WITNESS WHEREOF, the each of the undersigned has executed this Amendment as of the date set forth above.

Crescent Direct Lending Levered Investment, L.P., as a Lender

By: CDL Levered Investment General Partner, Ltd., its General Partner

By:	/s/ Michael Rogers
Name:	Michael Rogers
Title:	Managing Director

Consent and Second Amendment to Credit Agreement

IN WITNESS WHEREOF, the each of the undersigned has executed this Amendment as of the date set forth above.

Crescent/ AEGIS Partnership, LP, as a Lender

By: Crescent/ AEGIS SMA Partners, LLC, as General Partner

By:	/s/ Michael Rogers
Name:	Michael Rogers
Title:	Managing Director

By:	/s/ Gia Heimlich
Name:	Gia Heimlich
Title:	Vice President

Consent and Second Amendment to Credit Agreement

IN WITNESS WHEREOF, the each of the undersigned has executed this Amendment as of the date set forth above.

Crescent Direct Lending Fund, L.P., as a Lender

By: Crescent Direct Lending, LLC, its General Partner

By:	/s/ Michael Rogers
Name:	Michael Rogers
Title:	Managing Director

By:	/s/ Gia Heimlich
Name:	Gia Heimlich
Title:	Vice President

Consent and Second Amendment to Credit Agreement

IN WITNESS WHEREOF, the each of the undersigned has executed this Amendment as of the date set forth above.

Ally Bank, as a Lender

By:	/s/ Thomas Brent
Name:	Thomas Brent
Title:	Authorized Signatory

Consent and Second Amendment to Credit Agreement

IN WITNESS WHEREOF, the each of the undersigned has executed this Amendment as of the date set forth above.

Wells Fargo Bank, N.A., as a Lender

By:	/s/ Maribelle Villasenor
Name:	Maribelle Villasenor
Title:	Vice President

Consent and Second Amendment to Credit Agreement